Exhibit 99.1

Bristol-Myers Squibb Company Announces Extension of the Expiration Date for Exchange Offers for Celgene Corporation Notes

NEW YORK, November 15, 2019 – Bristol-Myers Squibb Company (NYSE:BMY) (“Bristol-Myers Squibb”) announced today the extension of the expiration date of the offers to exchange (the “Exchange Offers”) notes (the “Celgene Notes”) issued by Celgene Corporation (NASDAQ:CELG) (“Celgene”) for up to $19,850,000,000 aggregate principal amount of new notes to be issued by Bristol-Myers Squibb Company (the “Bristol-Myers Squibb Notes”) and cash and the related consent solicitations (the “Consent Solicitations”) being made by Bristol-Myers Squibb on behalf of Celgene to adopt certain proposed amendments (the “Amendments”) to the indentures governing the Celgene Notes. Bristol-Myers Squibb hereby extends such expiration date from 5:00 p.m., New York City time, on November 15, 2019, to 5:00 p.m., New York City time, on November 20, 2019 (as the same may be further extended, the “Expiration Date”).

On the early participation date of May 1, 2019, requisite consents were received and supplemental indentures were executed, eliminating substantially all restrictive covenants and certain events of default and other provisions in each of the indentures governing the Celgene Notes. Such supplemental indentures will only become operative upon the settlement date of the Exchange Offers.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated April 17, 2019 and the related letter of transmittal hereby, each as amended by the press releases dated May 1, 2019, May 24, 2019, June 28, 2019, September 23, 2019, October 8, 2019, October 18, 2019, October 30, 2019, November 1, 2019, November 5, 2019, November 7, 2019, November 12, 2019 and as amended hereby, and are conditioned upon the closing of Bristol-Myers Squibb’s acquisition of Celgene (the “Merger”), which condition may not be waived by Bristol-Myers Squibb, and certain other conditions that may be waived by Bristol-Myers Squibb.

The settlement date for the Exchange Offers is expected to occur promptly after the Expiration Date and on or about the closing date of the Merger. The closing of the Merger is expected to occur by the end of 2019. As a result, the Expiration Date may be further extended one or more times. Bristol-Myers Squibb will provide notice of any such extension in advance of the Expiration Date.

Except as described in this press release, all other terms of the Exchange Offers and Consent Solicitations remain unchanged.

As of 5:00 p.m., New York City time, on November 14, 2019, the principal amounts of Celgene Notes set forth in the table below had been validly tendered and not validly withdrawn:

		Aggregate Principal	Celgene Notes Tendered as of 5:00 p.m., New York City time, on November 14, 2019
Title of Series	CUSIP Number	Amount Outstanding	Principal Amount	Percentage
2.875% Senior Notes due 2020	151020AQ7	$1,500,000,000	$987,687,000	65.85%
3.950% Senior Notes due 2020	151020AE4	$500,000,000	$389,778,000	77.96%
2.875% Senior Notes due 2021	151020BC7	$500,000,000	$431,463,000	86.29%
2.250% Senior Notes due 2021	151020AV6	$500,000,000	$448,750,000	89.75%
3.250% Senior Notes due 2022	151020AH7	$1,000,000,000	$845,078,000	84.51%
3.550% Senior Notes due 2022	151020AR5	$1,000,000,000	$889,040,000	88.90%
2.750% Senior Notes due 2023	151020AX2	$750,000,000	$680,116,000	90.68%
3.250% Senior Notes due 2023	151020BA1	$1,000,000,000	$929,725,000	92.97%
4.000% Senior Notes due 2023	151020AJ3	$700,000,000	$630,103,000	90.01%
3.625% Senior Notes due 2024	151020AP9	$1,000,000,000	$876,013,000	87.60%
3.875% Senior Notes due 2025	151020AS3	$2,500,000,000	$2,363,997,000	94.56%
3.450% Senior Notes due 2027	151020AY0	$1,000,000,000	$957,013,000	95.70%
3.900% Senior Notes due 2028	151020BB9	$1,500,000,000	$1,428,219,000	95.21%
5.700% Senior Notes due 2040	151020AF1	$250,000,000	$245,632,000	98.25%
5.250% Senior Notes due 2043	151020AL8	$400,000,000	$390,698,000	97.67%
4.625% Senior Notes due 2044	151020AM6	$1,000,000,000	$964,296,000	96.43%
5.000% Senior Notes due 2045	151020AU8	$2,000,000,000	$1,913,008,000	95.65%
4.350% Senior Notes due 2047	151020AW4	$1,250,000,000	$1,171,450,000	93.72%
4.550% Senior Notes due 2048	151020AZ7	$1,500,000,000	$1,347,349,000	89.82%

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of Celgene Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws. Except as amended by the press releases dated May 1, 2019, May 24, 2019, June 28, 2019, September 23, 2019, October 8, 2019, October 18, 2019, October 30, 2019, November 1, 2019, November 5, 2019, November 7, 2019, November 12, 2019 and as amended hereby, the complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the confidential offering memorandum and consent solicitation statement dated April 17, 2019 and the related letter of transmittal, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 470 3900 (U.S. toll-free) or (212) 430 3774 (banks and brokers). The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/bristol-myers.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the confidential offering memorandum and consent solicitation statement dated April 17, 2019, as amended by the press releases dated May 1, 2019, May 24, 2019, June 28, 2019, September 23, 2019, October 8, 2019, October 18, 2019, October 30, 2019, November 1, 2019, November 5, 2019, November 7, 2019, November 12, 2019 and as amended hereby, and the related letter of transmittal and only to such persons and in such jurisdictions as are permitted under applicable law.

The Bristol-Myers Squibb Notes offered in the Exchange Offers have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the Bristol-Myers Squibb Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the research, development and commercialization of pharmaceutical products and Bristol-Myers Squibb’s pending acquisition of Celgene (the “Merger”). These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on historical performance and current expectations and projections about Bristol-Myers Squibb’s and Celgene’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond Bristol-Myers Squibb’s and Celgene’s control and could cause Bristol-Myers Squibb’s and Celgene’s future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to, the completion of the Merger may not occur on the anticipated terms and timing or at all; a condition to the closing of the Merger may not be satisfied; the completion of the OTEZLA divestiture by Celgene does not occur on the anticipated timing; the combined company will have substantial indebtedness following the completion of the Merger; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the Merger; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the Merger; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the Merger has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results. No forward-looking statement can be guaranteed.

Forward-looking statements in this press release should be evaluated together with the many risks and uncertainties that affect Bristol-Myers Squibb’s and Celgene’s respective business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol-Myers Squibb’s and Celgene’s respective Annual Reports on Form 10-K for the year ended December 31, 2018, as updated by their subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. The forward-looking statements included in this press release are made only as of the date of this document and except as otherwise required by applicable law, neither Bristol-Myers Squibb nor Celgene undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Contacts

Media:
609-252-3345
media@bms.com

Investors:
Tim Power
609-252-7509
timothy.power@bms.com